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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 1999

                  American Axle & Manufacturing Holdings, Inc.
                ----------------------------------------------
               (Exact Name of registrant specified in its charter)


Delaware                                 001-14303                                38-3161171
--------                                 ---------                                ----------
(State or other Jurisdiction of          (Commission File Number)                 (I.R.S. employer Identification
Incorporation)                                                                    No.)


                              1840 Holbrook Avenue
                             Detroit, Michigan 48212
                    --------------------------------------
                    (Address of principal executive offices)
                  Registrant's telephone number: (313) 974-2000

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Item 5.           Other Events

     On February 12, 1999, the Company announced the signing of a definitive agreement to acquire all the outstanding stock of Colfor Manufacturing, Inc. ("Colfor") for a cash purchase price ranging from $160 million to $170 million, depending on certain purchase price adjustments. Colfor specializes in precision cold, warm and hot forgings, and operates three manufacturing facilities in Ohio. Giving effect as of January 1, 1998 to Colfor's October 1998 acquisition of Valley Forge, Inc., Colfor's pro forma net sales for 1998 would have been approximately $126 million. The Company intends to finance the acquisition with cash and, if necessary, borrowings under its Credit Facilities and/or its Receivables Facility. The transaction is subject to customary closing conditions, including approval of regulatory authorities, and there can be no assurance that the transaction will be consummated.

     Attached as Exhibit (99) is (i) Selected Consolidated Financial and Other Data, (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations and (iii) the Company's Consolidated Financial Statements and the related notes thereto as of December 31, 1997 and 1998 and for each of the years ended December 31, 1996, 1997 and 1998.

Item 7.           Financial Statements and Exhibits

(c)      Exhibits

                  (99)     Selected Consolidated Financial and Other Data.

                           Management's Discussion and Analysis of Financial
Condition and Results of Operations.

                           Consolidated Financial Statements and the related
notes thereto as of December 31, 1997 and 1998 and for each of the years ended December 31, 1996, 1997 and 1998.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN AXLE & MANUFACTURING
                                        HOLDINGS, INC.          (Registrant)

                                        By:  /s/ Robert A. Krause
                                             -------------------------
                                        Name: Robert A. Krause
                                        Title:   Treasurer


Date: February 18, 1999

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                                                                               4


                              INDEX TO EXHIBITS
                              -----------------

Exhibit Number             Exhibit
--------------             -------

(99)                       Selected Consolidated Financial and Other Data.

                           Management's Discussion and Analysis of Financial Conditions and Results of Operations.

                           Consolidated Financial Statements and the related notes thereto as of December 31, 1997 and 1998 and for the years ended December 31, 1996, 1997 and 1998.